UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

FNCB Bancorp, Inc.

(Exact name of registrant as specified in its Charter)

Pennsylvania	000-53869	23-2900790
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

102 E. Drinker St., Dunmore, PA, 18512

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 570.346.7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                       ☐

Item 8.01	Other Events.

 On May 1, 2017, FNCB Bancorp, Inc. (“FNCB”), the parent company of FNCB Bank (the “Bank”) issued a press release announcing that the Bank will implement a comprehensive branch network improvement program that will involve developing new state-of-the-art customer facilities as well as the relocating and consolidating of select locations. Specifically, FNCB has announced the following actions:

●

On May 1, 2017, the Bank filed an application with the Pennsylvania Department of Banking and Securities to consolidate its branch office located at 1127 Texas Palmyra Highway, Honesdale, Wayne County, Pennsylvania with its branch office located at 1001 Main Street, Honesdale, Pennsylvania;

●

On May 1 2017, the Bank filed an application with the Pennsylvania Department of Banking and Securities to relocate three branch offices located in Luzerne County, Pennsylvania to a new location. The three branch offices that will be relocated include: 1) a branch office located at 734 San Souci Parkway, Hanover Township, Pennsylvania; 2) a branch office located at 27 North River Street, Plains, Pennsylvania; and 3) a branch office located at 3 Old Boston Road, Pittston, Pennsylvania. These three branch offices will be relocated into a brand-new facility to be built in the Richland 315 development located at 1150 Route 315, Wilkes-Barre (Plains Township), Luzerne County, Pennsylvania.

These initiatives will commence with the consolidation of the Honesdale, Pennsylvania branches, which is anticipated to be completed by June 30, 2017. The consolidation of the three Luzerne County branches into a new facility is anticipated to be completed by end of the second quarter of 2018. FNCB does not expect to incur any disposal costs on either the Wayne County or Luzerne County consolidations.

The program calls for the continued evaluation of FNCB’s delivery systems. In addition to the two relocations detailed above, management plans to evaluate the development of two new facilities on properties already owned by the Bank located in the Boroughs of Taylor and Dunmore, Lackawanna County, Pennsylvania.

Item 9.01	Financial Statements and Exhibits

Exhibits:

99.1       Press Release issued May 1, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNCB BANCORP, INC.

	By:	/s/ James M. Bone, Jr., CPA
James M. Bone, Jr., CPA
Executive Vice President and Chief Financial Officer

Dated: May 1, 2017